UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 13, 2003

                               SUCCESSORIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

         ILLINOIS                     000-22834                   36-3760230
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)

            2520 DIEHL ROAD
            AURORA, ILLINOIS                                        60504
(Address of principal executive offices)                         (Zip Code)
       Registrant's telephone number, including area code: (630) 820-7200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On February 13, 2003, Successories, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with S.I. Acquisition LLC, an Illinois limited liability company ("SI") formed at the direction of Jack Miller, the Registrant's Chairman, members of his family and Howard I. Bernstein, a member of Registrant's board of directors (the "Board"). Pursuant to the Merger Agreement, Registrant will be merged with and into SI with SI surviving the Merger (the "Merger"). Under the terms of the Merger Agreement, each outstanding share of the Registrant's common stock (except for treasury shares and shares held by SI) will be converted into the right to receive $0.30 in cash, and each outstanding share of the Registrant's series B convertible preferred stock (except for shares held by SI) will be converted into the right to receive $15.00 and all owed, accrued and unpaid dividends in cash.

         Consummation of the Merger is subject to approval by the holders of two-thirds of the Registrant's outstanding voting shares and other usual and customary conditions. Following the Merger, the capital stock of the Registrant will no longer be publicly traded.

         On February 13, 2003, Registrant also announced the resignation of its President, Chief Executive Officer and Board member, Gary J. Rovansek, and the appointment of John C. Carroll, Registrant's Senior Vice President, Chief Operating and Financial Officer, as the interim President and Chief Executive Officer. Mr. Carroll shall retain his position as the Chief Operating and Financial Officer. Mr. Rovansek is leaving the Registrant to pursue other professional interests. Given the proposed transaction with SI, Registrant has elected to not fill the vacant Board seat created by Mr. Rovansek's departure. Instead, the Board amended the bylaws of the Registrant, reducing the minimum number of directors from seven to six. In connection with such amendment, the Board also reduced the number of Class III Directors of the Registrant from three to two. In all other respects, the bylaws remain unchanged.

         Attached and incorporated herein by reference in their entirety as Exhibits 3.5, 99.1 and 99.2 are, respectively, Amendment No. 1 to Registrant's Bylaws, the Merger Agreement and Registrant's press release announcing the Merger and Mr. Rovansek's resignation.

ITEM 7(C).  EXHIBITS.

         Exhibit 3.5       Amendment No. 1 to the Bylaws of Successories, Inc.

         Exhibit 99.1 Agreement and Plan of Merger, dated February 13, 2003, by and between Successories, Inc. and S.I. Acquisition LLC.

         Exhibit 99.2      Press Release dated February 13, 2003.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SUCCESSORIES, INC.

                                  (Registrant)

Date:  February 18, 2003
                                  By:  /s/  John C. Carroll
                                     --------------------------------------
                                  Name:  John C. Carroll
                                  Title: Interim President and CEO and
                                         Chief Operating and Financial Officer


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                               INDEX TO EXHIBITS
                               -----------------

   Exhibit
   -------

     3.5       Amendment No. 1 to the Bylaws of Successories, Inc.

     99.1 Agreement and Plan of Merger, dated February 13, 2003, by and between Successories, Inc. and S.I. Acquisition LLC.

     99.2      Press Release dated February 13, 2003.